ASTRA INVESTOR UPDATE Q2 2023

DISCLAIMER AND FORWARD-LOOKING STATEMENTS Certain statements made in this press release are “forward-looking statements”. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “expect”, “estimate”, “plan”, “outlook”, and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, actual results may differ materially from Astra’s expectations or projections, including the following factors, among others: (i) the failure to meet projected development, delivery and launch targets, including as a result of the decisions of governmental authorities or other third parties not within our control; (ii) changes in applicable laws or regulations; (iii) the ability of Astra to meet its financial and strategic goals, due to, among other things, competition and the dedication of our launch resources to the development of Launch System 2 and its ability to continue operating as a going concern; (iv) the ability of Astra to pursue a growth strategy and manage growth profitability without additional funding; (v) the possibility that Astra may be adversely affected by other economic, business, and/or competitive factors; (vi) the ability to manage its cash outflows related to its business operations, (vii) the ability of Astra to develop its space services offering as part of its long-term business and growth strategy and (viii) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission by Astra. This Presentation contains statistical data, estimates and forecasts that have been provided by  Astra and/or are based on independent industry publications or other publicly available information,  as well as other information based on Astra’s internal sources. This information involves many  assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We  have not independently verified the accuracy or completeness of the data that has been provided  by Astra and/or contained in these industry publications and other publicly available information. Accordingly, none of Astra nor its respective affiliates and advisors makes any representations as  to the accuracy or completeness of this data. Certain amounts related to the transaction  described herein have been expressed in U.S. dollars for convenience and, when expressed in U.S.  dollars in the future, such amounts may be different from those set forth herein. Non-GAAP Financial Measures. This Presentation includes non-GAAP financial measures. Astra  believes that these non-GAAP measures of financial results provide useful information to  management and investors regarding certain financial and business trends relating to Astra’s  financial condition and results of operations. Astra’s management uses certain of these non-GAAP  measures to compare Astra’s performance to that of prior periods for trend analyses and for  budgeting and planning purposes. All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to  their respective owners and Astra’s use thereof does not imply an affiliation with, or endorsement  by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for  convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Astra. This Presentation accompanies Astra’s earnings call for the second quarter 2023, which was held on August 14, 2023, and is intended to assist in understanding information Astra’s management discussed in that call. This Presentation should be viewed in conjunction with the August 14, 2023, earnings call, a replay of which is available on Astra’s website at www.astra.com, under Investors. 2

EXPLANATION OF NON-GAAP (OR ADJUSTED) FINANCIAL MEASURES This press release includes information about Adjusted Gross Profit (Loss), Adjusted Net Loss and Adjusted EBITDA (collectively the “non-GAAP financial measures”), all of which are non-GAAP financial measures. These non-GAAP financial measures are measurements of financial performance that are not prepared in accordance with U.S. generally accepted accounting principles and computational methods may differ from those used by other companies. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with Astra’s condensed consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures are reconciled to their most comparable GAAP measures in the table set forth in this release. We believe that both management and our investors benefit from referring to these non-GAAP financial measures in planning, forecasting and analyzing future periods. Specifically, our management uses these non-GAAP financial measures in planning, monitoring and evaluating our financial and operational decision making and as a means to evaluate period-to-period comparisons. Our management recognizes that the non-GAAP financial measures have inherent limitations because of the excluded items described below. We believe that providing the non-GAAP financial measures, together with the reconciliation to GAAP measures, helps investors make comparisons between Astra and other companies in our industry. In making any comparisons to other companies in our industry, investors need to be aware that companies use different non-GAAP measures to evaluate their financial performance. Investors should pay close attention to the specific definition being used and to the reconciliation between such measure and the corresponding GAAP measure provided by each company under applicable SEC rules. Adjusted Gross Profit (Loss) differs from GAAP Gross Profit (Loss) in that it excludes inventory adjustments related to Rocket 3. Adjusted Net Loss differs from GAAP Net Loss in that it excludes the following items: (a) stock-based compensation, (b) loss on change in fair value of contingent consideration, (c) cash earnout compensation cost related to the acquisition of Apollo Fusion, (d) inventory write-downs related to discontinuance of production of Launch System 1, (e) capitalized launch costs write-downs related to discontinuance of production of Launch System 1 (f) impairment charge, (g) employee retention credit, (h) PPP loan forgiveness, and (i) other special items, including related to Worker Adjustment and Retraining Notification (WARN), employee safety, licensed technology, and a contract cancellation. We define Adjusted EBITDA as Adjusted Net Loss, excluding the following items: (a) interest expense and interest income, (b) income tax expense, (c) loss on marketable securities, and (d) depreciation and amortization. We are unable to predict with reasonable certainty the ultimate outcome of these exclusions without unreasonable effort. 3

OUR MISSION: IMPROVE LIFE ON EARTH FROM SPACE® 4

LAUNCH SERVICES SPACE PRODUCTS 5

SPACE PRODUCTS 6

Flight-Proven Electric Propulsion Systems Scaling to serve constellations Currently at work on orbit Extensive on-orbit flight heritage 7 7 ASTRA SPACECRAFT ENGINE™

ORBIT RAISING STATION KEEPING COLLISION AVOIDANCE DE-ORBITING 8

9 Astra Spacecraft Engine™ testing — Sunnyvale facility

10 Astra Spacecraft Engine™ flight set delivery

LAUNCH SERVICES 11

12 Rocket 4 Production Line

13 Rocket 4 engine test stand

14 Rocket 4 circular TIG welder

KEY FINANCIAL METRICS | Q2 2023 REVENUES CAPITAL EXPENDITURES ADJUSTED EBITDA1 OPERATING EXPENSES (NON-GAAP)1 1.Excludes non-cash items and non-recurring expenses 15

KEY FINANCIAL METRICS | Q2 2023 ADJUSTED NET INCOME (LOSS)1 CASH, CASH EQUIVALENTS & MARKETABLE SECURITIES ADJUSTED EPS1 FREE CASH FLOW 1. Excludes non-cash items and non-recurring expenses 16

GAAP to non-GAAP Reconciliation | Q2 2023 17